PATENT ASSIGNMENT

WHEREAS, Stevan Pokrajac, a natural person resident in the Province of Ontario, Canada, on August 11, 2012 assigned his entire right, title and interest in and to United States patent application no. 13525703 (the "Application") to Tesla Digital Inc. (hereinafter the "ASSIGNOR"), a company organized under the laws of the Province of Ontario, Canada, having a place of business at 135 N. Rear Rd, Lakeshore, Ontario, Canada, as duly recorded with the United States Patent Office Recordation Division beginning at reel 028795 and frame 0800; and

WHEREAS, ASSIGNOR, has acquired the entire right, title and interest in and to the United States patent listed on the attached SCHEDULE A, which corresponds to the Application; and

WHEREAS, CEN Biotech, Inc., (hereinafter the "ASSIGNEE"), a company organized under the Federal laws of Canada, having a place of business at 300-3295 Quality Way, Windsor, Ontario, Canada N8T 3R9, desires to acquire the patent listed on the attached SCHEDULE A; and

WHEREAS, ASSIGNOR has no non-U.S. patent applications and no non-U.S. issued patents corresponding to the Application or the U.S. patent listed on the attached SCHEDULE A;

NOW, THEREFORE, in consideration of good and valuable consideration paid by ASSIGNEE, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR hereby:

1. Agrees to sell, assign, transfer and convey and hereby does sell, assign, transfer and convey unto ASSIGNEE, the entire interest in and to said patent applications and patents listed on the attached SCHEDULE A, in and to the inventions therein set forth and any reissue, reexamination, renewal, divisional, or continuation thereof.

   a. ASSIGNOR hereby represents, warrants and covenants that it has full right to convey the entire interest herein assigned, and that it has not executed any agreements in contravention of this Assignment.

2. Agrees to sell, assign, transfer and convey and hereby does sell, assign, transfer and convey unto ASSIGNEE, all claims for damages or other remedies by reason of past infringement of the patents and the right to sue for and collect such damages for its own use, the same to be held and enjoyed by ASSIGNEE for its own use and enjoyment and the use and enjoyment of its successors, assigns or other legal representatives to the full ends of the terms for which the patents are granted or reissued as fully and entirely as the same would have been held and enjoyed by ASSIGNOR if this assignment and sale had not been made.

3. ASSIGNOR hereby authorizes the Commissioner of Patents and Trademarks of the United States of America and the empowered officials of all other governments to issue any and all patents on said inventions or resulting from said applications, or any divisions thereof, to ASSIGNEE as assignee thereof.

4. ASSIGNOR hereby binds itself, its legal representatives, and assigns, to do, upon ASSIGNEE'S request and at ASSIGNEE'S expense, but without additional consideration to ASSIGNOR hereby or them, all acts reasonably serving to assure that the said patent applications and the patents listed on the attached SCHEDULE A, shall be held and enjoyed by

ASSIGNEE as fully and entirely as the same could have been held and enjoyed by ASSIGNOR, its legal representatives, and assigns if this Assignment had not been made; and particularly to execute and deliver to ASSIGNEE all lawful application documents including petitions, specifications, and oaths, and all Assignments, disclaimers, and lawful affidavits in form and substance as may be reasonably requested by ASSIGNEE; to communicate to ASSIGNEE all facts known to ASSIGNOR relating to said patent applications and patents or the history thereof; to furnish ASSIGNEE with any and all documents, photographs, models, samples, and other physical exhibits in the possession or control of ASSIGNOR, its legal representatives, or assigns which may be useful for establishing the facts of ASSIGNOR'S conception, disclosures, and reduction to practice of said patent applications and patents; and to testify as to the same in any interference or other litigation.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of October, 2021.

For Tesla Digital Inc.:

By: ______________________________

Printed Name: Stevan Pokrajac

Job Title: President

-and-

____

Stevan Pokrajac, Individually

A Certificate of Acknowledgement is attached hereto

CERTIFICATE OF ACKNOWLEDGEMENT

PROVINCE OF ONTARIO

CANADA

BEFORE ME, the undersigned attesting officer duly authorized to administer oaths, a Notary Public in and for the Province aforesaid, on this 7th day of October, 2021, personally appeared Stevan Pokrajac who, being by me duly sworn, deposes and says that he is the President of Tesla Digital Inc., and that the foregoing instrument is signed on behalf of said business by authority of its Board of Directors, and said President acknowledged said instrument to be the free act and deed of said company.

By: ______________________

Printed Name: Colleen A. Sylvester
Notary Public in and for the Province of Ontario, Canada

Date: 7 October 2021

My Commission expires: upon death

SCHEDULE A

ASSIGNED UNITED STATES

ISSUED PATENT

NUMBER	TITLE	STATUS	DATE
8,723,425	LIGHT EMITTING DIODE DRIVER CIRCUIT	Issued US Patent	Patent issued on May 13, 2014